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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Registration Statement of Broadview Media, Inc. and Subsidiaries on Form S-8 (File Numbers 333-56054, 333-83769 and 33-69036) of our report dated May 21, 2001 appearing in the Form 10-KSB Annual Report of Broadview Media, Inc. and Subsidiaries for the year ended March 31, 2001.


                                       /s/ Boulay, Heutmaker, Zibell & Co. PLLP
                                       Certified Public Accountants

Minneapolis, Minnesota
June 27, 2001